SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 8, 2009

Aviation Surveillance Systems, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-145794	20-0164981
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7437 S. Eastern Ave., #307, Las Vegas, Nevada	89123
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (702) 885-3072

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 – Matters Related to Accountants and Financial Statements

Item 4.01     Changes in Registrant’s Certifying Accountant.

On September 8, 2009, the company’s board of directors appointed Maddox Ungar Silberstein, PLLC as the company’s auditor and independent accountant.

During the registrant's two most recent fiscal years, and the subsequent interim periods prior to engaging Maddox Ungar Silberstein, PLLC, the company did not consult Maddox Ungar Silberstein, PLLC regarding either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the company's financial statements, or any matter that was either the subject of a disagreement or a reportable event.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aviation Surveillance Systems, Inc.

/s/ Anusha Kumar
Anusha Kumar
Chief Executive OfficerDate:  September 8, 2009